Exhibit 99.1

Groupon Announces Closing of Successful, Oversubscribed Rights Offering and Total Capital Raise of $80.0 Million

CHICAGO – January 22, 2024 - Groupon, Inc. (NASDAQ: GRPN) (the “Company” or “Groupon”) today announced the successful closing of its $80.0 million fully backstopped rights offering (the “Rights Offering”) for shares of the Company’s common stock, par value $0.0001 (the “Common Stock”). Pursuant to the terms of the Rights Offering, 7,079,646 shares of Common Stock were purchased at $11.30 per share, generating $80.0 million in gross proceeds to the Company. As detailed below, the Rights Offering was significantly oversubscribed, and the subscriptions, inclusive of the exercise of all over-subscription privileges (such aggregate number, the “Subscriptions”), well exceeded $80.0 million, the maximum aggregate offering size of the Rights Offering.

The subscription period for the Rights Offering expired at 5:00 P.M., New York City time, on January 17, 2024 (the “Expiration Date”). Through the exercise of both basic subscription rights and over-subscription privileges, Pale Fire Capital SICAV a.s. (the “Backstop Party”), an entity affiliated with Dusan Senkypl, the Company’s Interim Chief Executive Officer and a member of the Company’s Board of Directors (the “Board”), and Jan Barta, a member of the Company’s Board, subscribed for approximately 7.1 million shares and other stockholders subscribed for approximately 9.7 million shares. The Company is issuing 4,574,113 shares of Common Stock via the exercise of the basic subscription rights and 2,505,533 shares of Common Stock via the exercise of over-subscription privileges. The Backstop Party purchased approximately 3.1 million shares of Common Stock in connection with the Rights Offering.

Pursuant to the Backstop Agreement, dated November 9, 2023, the Backstop Party agreed to (i) exercise its basic subscription rights in full and (ii) purchase any and all shares of Common Stock not subscribed for following the Expiration Date of the Rights Offering. As no shares remained unsubscribed following the Expiration Date, the purchase of unsubscribed shares became unnecessary.
The Company intends to use the proceeds from the Rights Offering for general corporate purposes, which may include the repayment of debt.

Rights Offering participants should expect to receive the shares of Common Stock purchased by them in uncertificated book-entry form shortly after the date hereof. Because Subscriptions exceeded $80.0 million, the shares of Common Stock issued via exercise of the over-subscription privileges will be allocated pro rata among Rights Offering participants in accordance with the Rights Offering procedures set forth in the Company’s prospectus supplement filed with the Securities and Exchange Commission (the “SEC”) on November 21, 2023 (such procedures, the “Rights Offering Procedures”). Any excess payments made by Rights Offering participants that exercised their over-subscription privileges will be returned to such Rights Offering participants in accordance with the Rights Offering Procedures.

For any questions regarding the issuance of shares of Common Stock purchased in connection with the Rights Offering, please contact your broker or Kroll Issuer Services, US, the Company’s subscription agent and information agent, at (844) 369-8502 (Toll-Free) or (646) 651-1193 (International), or via email at groupon@is.kroll.com.

The issuance of Common Stock in connection with the Rights Offering was made pursuant to the Company’s existing effective shelf registration statement on Form S-3 (Reg. No. 333-273533) on file with the SEC and a prospectus supplement (and the accompanying base prospectus) filed by the Company with the SEC.

About Groupon

Groupon (www.groupon.com) (NASDAQ: GRPN) is a trusted local marketplace where consumers go to buy services and experiences that make life more interesting and deliver boundless value. To find out more about Groupon, please visit press.groupon.com.

Contacts:

Investor Relations
ir@groupon.com

Public Relations
Emma Coleman
press@groupon.com

Forward-Looking Statements

This release includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Company’s future results of operations and financial position, business strategy and plans and the Company’s objectives for future operations and future liquidity. The words "may," "will," "should," "could," "expect," "anticipate," "believe," "estimate," "intend," "continue" and other similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on current expectations and projections about future events and financial trends that we believe may affect the Company’s financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs, including, without limitation, the Company’s expectations regarding the use of proceeds from the Rights Offering, the Company’s ability to execute, and achieve the expected benefits of, the Company’s go-forward strategy; execution of the Company’s business and marketing strategies; volatility in the Company’s operating results; challenges arising from the Company’s international operations, including fluctuations in currency exchange rates, legal and regulatory developments in the jurisdictions in which the Company operates and geopolitical instability resulting from the conflicts in Ukraine and the Middle East; global economic uncertainty, including as a result of inflationary pressures, ongoing impacts from the COVID-19 pandemic and labor and supply chain challenges; retaining and adding high quality merchants and third- party business partners; retaining existing customers and adding new customers; competing successfully in the Company’s industry; providing a strong mobile experience for the Company’s customers; managing refund risks; retaining and attracting members of the Company’s executive and management teams and other qualified employees and personnel; customer and merchant fraud; payment-related risks; the Company’s reliance on email, internet search engines and mobile application marketplaces to drive traffic to the Company’s marketplace; cybersecurity breaches; maintaining and improving the Company’s information technology infrastructure; reliance on cloud-based computing platforms; completing and realizing the anticipated benefits from acquisitions, dispositions, joint ventures and strategic investments; lack of control over minority investments; managing inventory and order fulfillment risks; claims related to product and service offerings; protecting the Company’s intellectual property; maintaining a strong brand; the impact of future and pending litigation; compliance with domestic and foreign laws and regulations, including the CARD Act, GDPR, CPRA, other privacy-related laws and regulations of the Internet and e-commerce; classification of the Company’s independent contractors, agency workers or employees; the Company’s ability to remediate its material weakness over internal control over financial reporting; risks relating to information or content published or made available on the Company’s websites or service offerings the Company makes available; exposure to greater than anticipated tax liabilities; adoption of tax laws; the Company’s ability to use its tax attributes; impacts if the Company becomes subject to the Bank Secrecy Act or other anti-money laundering or money transmission laws or regulations; the Company’s ability to raise capital if necessary; the Company’s ability to continue as a going concern; risks related to the Company’s access to capital and outstanding indebtedness, including the Company’s 1.125% Convertible Senior Notes due 2026 (the “Convertible Notes”); the Company’s Common Stock, including volatility in the Company’s stock price; the Company’s ability to realize the anticipated benefits from the capped call transactions relating to the Convertible Notes; difficulties, delays or the Company’s inability to successfully complete all or part of the announced restructuring actions or to realize the operating efficiencies and other benefits of such restructuring actions; higher than anticipated restructuring charges or changes in the timing of such restructuring charges; and those risks and other factors discussed in Part I, Item 1A. Risk Factors of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and Part II, Item 1A. Risk Factors of the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023, and September 30, 2023, and the Company’s other filings with the SEC, copies of which may be obtained by visiting the company's Investor Relations web site at investor.groupon.com or the SEC's web site at www.sec.gov. Groupon's actual results could differ materially from those predicted or implied and reported results should not be considered an indication of future performance.

You should not rely upon forward-looking statements as predictions of future events. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, neither the Company nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. The forward-looking statements reflect the Company’s expectations as of January 22, 2024. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this release to conform these statements to actual results or to changes in the Company’s expectations.